Exhibit 10.5

ASPEN AEROGELS, INC.

Stock Option Grant Notice

Stock Option Award Under the

Aspen Aerogels 2023 Equity Incentive Plan

1. Name and Address of Participant: ___________________________________

___________________________________

___________________________________

2. Date of Grant: June 1, 2023

4. Type of Award: Nonqualified Stock Option

5. Maximum Number of Shares for which

This Option is exercisable: ___________________________________

6. Exercise Price per Share: ___________________________________

7. Option Expiration Date: The tenth anniversary of the Date of Grant

8. Vesting Schedule: This stock option award (this “Option”) shall become vested and exercisable on the earlier of (a) June 1, 2024, (b) the day prior to the Company’s annual meeting of stockholders held during the fiscal year ending December 31, 2024, or (c) the occurrence of a Change in Control, provided that the Participant shall have remained in the Continuous Service of the Company or a Subsidiary through such date.

The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement and the Plan.

The Company and the Participant acknowledge receipt of this Stock Option Grant Notice and agree to the terms of the Stock Option Agreement attached hereto and incorporated by reference herein, the Aspen Aerogels 2023 Equity Incentive Plan and the terms of this Option Award as set forth above.

ASPEN AEROGELS, INC.

By:________________________________

Name: _____________________________

Title: _____________________________

__________________________________

Participant

ASPEN AEROGELS, INC.

STOCK OPTION AGREEMENT - INCORPORATED TERMS AND CONDITIONS

AGREEMENT made as of the Date of Grant set forth in the Stock Option Grant Notice by and between Aspen Aerogels, Inc. (the “Company”), a Delaware corporation, and the individual whose name appears on the Stock Option Grant Notice (the “Participant”).

WHEREAS, the Company desires to grant to the Participant a stock option award (the “Option”) to purchase the number of Shares set forth in the Stock Option Grant Notice, under and for the purposes set forth in the Aspen Aerogels 2023 Equity Incentive Plan (the “Plan”);

WHEREAS, the Company and the Participant understand and agree that any terms used and not defined herein have the same meanings as in the Plan; and

WHEREAS, the Company and the Participant each intend that the Option granted herein shall be of the type set forth in the Stock Option Grant Notice.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

1.	GRANT OF OPTION.

The Company hereby grants to the Participant the right and option to purchase all or any part of an aggregate of the number of Shares set forth in the Stock Option Grant Notice, on the terms and conditions and subject to all the limitations set forth herein, under Applicable Laws, and in the Plan, which is incorporated herein by reference. The Participant acknowledges receipt of a copy of the Plan.

2.	EXERCISE PRICE.

The exercise price of the Shares covered by the Option shall be the amount per Share set forth in the Stock Option Grant Notice, subject to adjustment as provided in Section 16 of the Plan (the “Exercise Price”). Payment of the Exercise Price shall be made in accordance with Section 5 of the Agreement.

3.	EXERCISABILITY OF OPTION.

Subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall become vested and exercisable as set forth in the Stock Option Grant Notice, subject to the other terms and conditions of this Agreement and the Plan.

4.	TERM OF OPTION.

(a) This Option shall terminate on the Option Expiration Date as specified in the Stock Option Grant Notice, but shall be subject to earlier termination as provided herein or in the Plan.

(b) If the Participant’s Continuous Service ceases for any reason other than termination of the Participant’s Continuous Service for Cause, the Participant (or, in the event of the Participant’s death, the Participant’s designated beneficiary, if any (“Beneficiary”), or if none, the Participant’s estate) will have two years from the date of such termination of Continuous Service to exercise the Option, to the extent vested and exercisable as of the date of such termination of Continuous Service, subject to the provisions of the Plan, and provided, however, that in no event shall the Participant be permitted to exercise the Option following the Option Expiration Date. The Board retains the discretion to add additional time to such exercise period when considering the Participant’s departure. In addition, if the Participant has served on the Board for at least three years at the time of departure, the Board retains the discretion to provide for the acceleration of vesting of some or all of the Participant’s unvested Option.

(c) In the event the Participant’s Continuous Service is terminated for Cause, the Participant’s right to exercise any unexercised portion of this Option, even if vested, shall cease immediately as of the time the Participant is notified his or her service is terminated for Cause, and this Option shall thereupon terminate. Notwithstanding anything herein to the contrary, if subsequent to the Participant’s termination, but prior to the exercise of the Option, the Committee determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then the Participant shall immediately cease to have any right to exercise the Option and this Option shall thereupon terminate.

5.	METHOD OF EXERCISING OPTION.

Subject to the terms and conditions of this Agreement, the Option, to the extent vested and exercisable, may be exercised, in whole or in part, by written notice to the Company or its designee, in substantially the form of Exhibit A attached hereto (or in such other form acceptable to the Company, which may include electronic notice). Such notice shall state the number of Shares with respect to which the Option is being exercised and shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Company). Payment of the Exercise Price for such Shares shall be made in cash or its equivalent, or in such other manner as may be approved by the Committee pursuant to Section 6(e) of the Plan. The Company shall deliver such Shares as soon as practicable after the notice shall be received, provided, however, that (a) no fractional Shares shall be issued pursuant to this Option, and (b) the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any Applicable Laws (including, without limitation, state securities or “blue sky” laws). The Shares as to which the Option shall have been so exercised shall be registered in the Company’s share register in the name of the person so exercising the Option (or, if the Option shall be exercised by the Participant and if the Participant shall so request in the notice exercising the Option, shall be registered in the Company’s share register in the name of the Participant and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person exercising the Option. In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

6.	NON-ASSIGNABILITY.

The Option shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution, provided that the Company may permit the Participant to designate a Beneficiary to exercise any vested portion of the Option in the event of the Participant’s death. Except as provided above in this paragraph, the Option shall be exercisable, during the Participant’s lifetime, only by the Participant (or, in the event of legal incapacity or incompetency, by the Participant’s guardian or representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. By way of illustration, and without limiting the foregoing, the Option shall not be transferable by domestic relations order. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 6, or the levy of any attachment or similar process upon the Option shall be null and void.

7.	NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.

The Participant shall have no rights as a stockholder with respect to Shares subject to this Agreement until registration of the Shares in the Company’s share register in the name of the Participant.

8.	ADJUSTMENTS.

The number and kind of Shares subject to the Option and the Exercise Price thereof are subject to adjustment as provided in Section 16 of the Plan.

9.	TAXES.

The Participant acknowledges and agrees that any income or other taxes due from the Participant with respect to the Option (upon exercise of the Option, the sale of Shares issued pursuant to the Option or otherwise) shall be the Participant’s responsibility. Without limiting the foregoing, the parties agree that to the extent the Company or any Subsidiary is required to withhold any federal, state, local, foreign or other taxes in connection with the exercise of the Option, then the Company or Subsidiary (as applicable) shall retain a number of Shares otherwise deliverable hereunder with a value equal to the required withholding (based on the fair market value of the Shares on the applicable date); provided that in no event shall the value of the Shares retained exceed the minimum amount of taxes required to be withheld or such other amount that will not result in a negative accounting impact. Notwithstanding the foregoing, (a) to the extent permitted by the Committee, the Participant may elect, in accordance with procedures adopted by the Company from time to time, to pay or provide for payment of the required tax withholding, and (b) in the event that the Company or any Subsidiary is required to withhold taxes at any time other than upon exercise of the Option, the Company may withhold applicable taxes from other compensation payable to the Participant or require the Participant to make arrangements satisfactory to the Company to provide for such tax withholding.

10.	SECURITIES LAW COMPLIANCE.

The Participant specifically acknowledges and agrees that any sales of Shares shall be made in accordance with the requirements of the Securities Act of 1933, as amended. The Company currently has an effective registration statement on file with the Securities and Exchange Commission with respect to the Shares that may be issued hereunder. The Company intends to maintain this registration statement but has no obligation to do so. If the registration statement ceases to be effective for any reason or there is a restriction under foreign law, a Participant will not be able to transfer or sell any of the Shares issued to the Participant pursuant to this Agreement unless exemptions from registration or filings under applicable securities laws are available. Furthermore, despite registration, applicable securities laws may restrict the ability of the Participant to resell his or her Shares, including due to the Participant’s affiliation with the Company. The Company shall not be obligated to either issue the Shares or permit the resale of any Shares if such issuance or resale would violate any applicable securities law, rule or regulation.

11.	NO OBLIGATION TO MAINTAIN RELATIONSHIP.

The Participant acknowledges that: (a) the Company is not by the Plan or this Option obligated to continue the Participant as an employee, director or Consultant of the Company or a Subsidiary; (b) the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (c) the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (d) all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (e) the Participant’s participation in the Plan is voluntary; (f) the value of the Option is an extraordinary item of compensation which is outside the scope of the Participant’s employment or consulting contract, if any; and (g) the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

12.	NOTICES.

Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

If to the Company:

Aspen Aerogels, Inc.

30 Forbes Road, Bldg B

Northborough, MA 01532

Telephone: (508) 691-1150

Facsimile: (508) 691-1200

Attention: Chief Financial Officer

If to the Participant:

At the address set forth on the Stock Option Grant Notice

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

13.	GOVERNING LAW.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles thereof. For the purpose of litigating any dispute that arises under this Agreement, the parties hereby consent to exclusive jurisdiction in the Commonwealth of Massachusetts and agree that such litigation shall be conducted in the state courts of Middlesex County, Massachusetts or the federal courts of the United States for the District of Massachusetts.

14.	BENEFIT OF AGREEMENT.

Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

15.	ENTIRE AGREEMENT.

This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

16.	MODIFICATIONS AND AMENDMENTS.

The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

17.	WAIVERS AND CONSENTS.

Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

18.	DATA PRIVACY.

In order to administer the Plan, the Company may process personal data about the Participant. Such data includes, but is not limited to, the information provided in this Agreement and any changes thereto, other appropriate personal and financial data about the Participant such as home address and business addresses and other contact information, and any other information that might be deemed appropriate by the Company to facilitate the administration of the Plan. The Participant hereby gives explicit consent to the Company to process any such personal data. The Participant also gives explicit consent to the Company to transfer any such personal data outside the country in which the Participant works or is employed, including, if the Participant is not a U.S. resident, to the United States, to transferees that shall include the Company and other persons who are designated by the Company to administer the Plan.

19. ELECTRONIC DELIVERY.

The Participant hereby consents and agrees to electronic delivery of any documents that the Company may elect to deliver, including, but not limited to, the Plan document, Plan Summary and Prospectus, grant or award notifications, account statements, annual and quarterly reports, and all other forms of communications (“Prospectus Information”) in connection with this and any other Award made or offered under the Plan. The Participant has the right at any time to request that the Company deliver written copies of any and all Prospectus Information at no charge. The Participant also hereby consents to any and all procedures the Company has established or may establish for an electronic signature system for delivery and acceptance of any such Prospectus Information that the Company may elect to deliver and agrees that the Participant’s electronic response or signature is the same as, and shall have the same force and effect as, the Participant’s manual signature.

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Exhibit A

NOTICE OF EXERCISE OF STOCK OPTION

To:	Aspen Aerogels, Inc.

Ladies and Gentlemen:

I hereby exercise my Stock Option to purchase shares (the “Shares”) of the common stock, $0.00001 par value, of Aspen Aerogels, Inc. (the “Company”), at the exercise price of $ per share, pursuant to and subject to the terms of that Stock Option Grant Notice dated , 20__.

I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

I am paying the option exercise price for the Shares as follows:

Please issue the Shares (check one):

☐ to me; or

☐ to me and , as joint tenants with right of survivorship,

at the following address:

My mailing address for shareholder communications, if different from the address listed above, is:

Very truly yours,

Participant (signature)

Print Name

Date